John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on June 1, 2022, and payable on June 30, 2022. No action is required on your part.

Distribution Period:	June 2022
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable June 30, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 06/1/2022-06/30/2022		11/1/2021-06/30/2022 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1310	95%	0.9549	86%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.1490	14%
Net Realized Long-
Term Capital Gains	0.0060	4%	0.0000	0%
Return of Capital or
Other Capital Source	0.0010	1%	0.0000	0%
Total per common share	0.1380	100%	1.1039	100%

Average annual total return (in relation to NAV) for the 5 years ended on May 31, 2022				8.10%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2022				6.28%
Cumulative total return (in relation to NAV) for the fiscal year through May 31, 2022				9.10%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May
31, 2022				4.19%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund's current fiscal year began on November 1, 2021 and will end on October 31, 2022.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the June 2022 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Effective October 1, 2021, copies of all notices informing shareholders of distributions made by the fund in excess of accumulated net investment income will be posted on John Hancock Investment Management's public website (jhinvestments.com) and on the Legal Notice System (LENS), a service offering of the Depository Trust Company (DTC) accessible by broker-dealer firms. To the extent required, notice may also be provided via press release. John Hancock Investment Management will continue to distribute paper copies of these notices by mail until March 30, 2022, after which date the notices will be delivered exclusively via the methods described above.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on July 1, 2022, and payable on July 29, 2022. No action is required on your part.

Distribution Period:	July 2022
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable July 29, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 07/1/2022-07/31/2022		11/1/2021-07/31/20221
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0429	31%	0.9973	80%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.2446	20%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0951	69%	0.0000	0%
Total per common share	0.1380	100%	1.2419	100%

Average annual total return (in relation to NAV) for the 5 years ended on June 30, 2022				6.07%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2022				6.99%
Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2022				-1.33%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June
30, 2022				5.24%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund's current fiscal year began on November 1, 2021, and will end on October 31, 2022.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the July 2022 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Effective October 1, 2021, copies of all notices informing shareholders of distributions made by the fund in excess of accumulated net investment income will be posted on John Hancock Investment Management's public website (jhinvestments.com) and on the Legal Notice System (LENS), a service offering of the Depository Trust Company (DTC) accessible by broker-dealer firms. To the extent required, notice may also be provided via press release. John Hancock Investment Management distributed paper copies of these notices by mail until March 30, 2022. Effective April 1, 2022, the notices will be delivered exclusively via the methods described above.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on August 1, 2022, and payable on August 31, 2022. No action is required on your part.

Distribution Period:	August 2022
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable August 31, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 08/1/2022-08/31/2022		11/1/2021-08/31/20221
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1255	91%	1.1295	82%
Net Realized Short-
Term Capital Gains	0.0010	1%	0.2504	18%
Net Realized Long-
Term Capital Gains	0.0115	8%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	1.3799	100%

Average annual total return (in relation to NAV) for the 5 years ended on July 31, 2022				7.19%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2022				6.54%
Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2022				6.06%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July
31, 2022				5.45%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax

1The Fund's current fiscal year began on November 1, 2021, and will end on October 31, 2022.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the August 2022 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Effective October 1, 2021, copies of all notices informing shareholders of distributions made by the fund in excess of accumulated net investment income will be posted on John Hancock Investment Management's public website (jhinvestments.com) and on the Legal Notice System (LENS), a service offering of the Depository Trust Company (DTC) accessible by broker-dealer firms. To the extent required, notice may also be provided via press release. John Hancock Investment Management distributed paper copies of these notices by mail until March 30, 2022. Effective April 1, 2022, the notices will be delivered exclusively via the methods described above.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on September 1, 2022, and payable on September 30, 2022. No action is required on your part.

Distribution Period:	September 2022
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable September 30, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 09/1/2022-09/30/2022		11/1/2021-09/30/2022 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1065	77%	1.2326	81%
Net Realized Short-
Term Capital Gains	0.0137	10%	0.2853	19%
Net Realized Long-
Term Capital Gains	0.0178	13%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	1.5179	100%

Average annual total return (in relation to NAV) for the 5 years ended on August 31, 2022				7.08%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2022				6.59%
Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2022				5.87%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
August 31, 2022				6.04%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax

1The Fund's current fiscal year began on November 1, 2021 and will end on October 31, 2022.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the September 2022 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Effective October 1, 2021, copies of all notices informing shareholders of distributions made by the fund in excess of accumulated net investment income will be posted on John Hancock Investment Management's public website (jhinvestments.com) and on the Legal Notice System (LENS), a service offering of the Depository Trust Company (DTC) accessible by broker-dealer firms. To the extent required, notice may also be provided via press release. John Hancock Investment Management will continue to distribute paper copies of these notices by mail until March 30, 2022, after which date the notices will be delivered exclusively via the methods described above.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on October 3, 2022, and payable on October 31, 2022. No action is required on your part.

Distribution Period:	October 2022
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable October 31, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 10/1/2022-10/31/2022		11/1/2021-10/31/2022 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0347	25%	1.2667	76%
Net Realized Short-
Term Capital Gains	0.0012	1%	0.3727	23%
Net Realized Long-
Term Capital Gains	0.0021	2%	0.0165	1%
Return of Capital or
Other Capital Source	0.1000	72%	0.0000	0%
Total per common share	0.1380	100%	1.6559	100%

Average annual total return (in relation to NAV) for the 5 years ended on September 30, 2022				4.40%
Annualized current distribution rate expressed as a percentage of NAV as of September 30,
2022				7.58%
Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2022				-7.35%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
September 30, 2022				7.58%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund's current fiscal year began on November 1, 2021 and will end on October 31, 2022.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the October 2022 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.